SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials

TRIDAN CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRIDAN CORP.

P.O. Box 634, New City, N.Y. 10956
(212) 239-0515

ANNUAL REPORT

June 28, 2016

Dear Shareholder:

I am pleased to provide this annual report of Tridan Corp. for the fiscal year ended April 30, 2016, including the enclosed audited financial report for that period and for the corresponding period in 2015. Also enclosed are the notice of meeting, proxy statement for this year’s annual shareholders meeting on July 19, 2016, form of proxy, and the company’s privacy policy.

A schedule of the company’s portfolio holdings at April 30, 2016, consisting entirely of municipal obligations, is included in the financial report. The company invests exclusively in non-voting securities. The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. They may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The net asset value per share at April 30, 2016 was $12.60, compared with $12.52 at April 30, 2015. Net investment income per share was $.25, for the year ended April 30, 2016, compared with $.26 for the year ended April 30, 2015. Distributions to shareholders amounted to $.25 per share for fiscal 2016, compared to $.26 for fiscal 2015.

At the company’s last annual meeting on July 21, 2015, the reappointment of WeiserMazars LLP as the company’s auditors for the fiscal year ending April 30, 2016 was ratified by the shareholders as follows:

Shares Voted For	2,921,112.8556
Shares Voted Against	305.4345
Shares Abstaining	None

TRIDAN CORP.
June 28, 2016
Page – 2 –

Also at the last annual meeting, the incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

	Shares Voted For	Shares Withheld
Mark Goodman	2,921,418.2901	0
Peter Goodman	2,921,418.2901	0
Paul Kramer	2,921,112.8556	305.4345
Jay S. Negin	2,921,112.8556	305.4345
Warren F. Pelton	2,921,418.2901	0
Russell J. Stoever	2,921,112.8556	305.4345

The following Tables A and B set forth information concerning the directors, and Table C sets forth information concerning non-director officers of the company. The Table A directors (Mark Goodman, Peter Goodman and Warren Pelton) are “interested persons” as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B directors (Messrs. Kramer, Negin and Stoever) are not. Peter Goodman is an “interested person” because he is an officer and holder of more than 5% of the shares of the company, Mark Goodman because he is Peter Goodman’s son, and Warren Pelton because he is an officer of the company.

Table A

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Interested Persons:

Mark Goodman (Son of Peter Goodman) 7 Porters Cove Road Hingham, MA 02043 Age 62	Director	1999	Pianist and Teacher	1	None

Peter Goodman 65 Wendover Road Rye, NY 10580 Age 90	Director and President	1980	President, Tridan Corp.	1	None

Warren Fred Pelton 6079 Fairway Court Naples, FL 34110 Age 78	Director, Vice- President and Treasurer	1988	Consultant	1	None

TRIDAN CORP.
June 28, 2016
Page – 3 –

Table B

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Director- ships During Past 5 Years

Disinterested Persons:

Paul Kramer 330 East 33rd Street, #20C New York, NY 10016 Age 84	Director and Audit Committee Chairman	2004	Financial Advisory Services; Partner, Kramer Love & Cutler, LLP (certified public accountants)	1	None

Jay Stanley Negin 6 Demarest Court Englewood Cliffs, NJ 07632 Age 85	Director and Audit Committee Member	1985	Investor	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age 71	Director and Audit Committee Member	1995	Vice-President, Stoever Glass & Co., Inc. (a registered broker-dealer)	1	None

Table C

Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Director- ships Held

Non-director Officers:

I. Robert Harris 415 Madison Avenue 16th Floor New York, NY 10017 Age 84	Secretary and Chief Compliance Officer	Attorney	None	None

TRIDAN CORP.
June 28, 2016
Page – 4 –

The board of directors governs the Company and is responsible for protecting the interests of shareholders. The directors meet periodically throughout the year to oversee the Company’s activities and review its performance. Each of the directors is committed to regular and active participation in board and committee meetings. The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders. Information about the specific experience, skills, attributes and qualifications of each director is provided below.

Peter Goodman – Mr. Goodman is the principal shareholder, a director and chief executive officer of Tridan Corp., and also held those positions in its wholly-owned subsidiary Danskin, Inc. prior to sale of the business in 1980 and Tridan’s conversion to an investment company. He is skilled in business, thoroughly familiar with the company’s history and its activities, and has had extensive experience in securities investments, including municipal bonds.

Jay S. Negin – Mr. Negin has been a director of the Company since 1985. He is an attorney and certified public accountant, although not practicing those professions. He has had extensive activity and experience in the municipal bond field, and participates actively in the board’s analysis and consideration of Tridan’s portfolio positions and transactions.

Warren F. Pelton – Mr. Pelton has been a director since 1988. He was a shareholder of Tridan Corp. and chief financial officer of Tridan and its subsidiary Danskin, Inc. prior to Tridan’s conversion to an investment company in 1980. He has had extensive experience over many years as a private management consultant and is skilled in financial planning.

Russell J. Stoever – Mr. Stoever has been a director since 1995. He is vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer. He has been employed there since 1971 and became a principal of that corporation in 1982, with involvement in all aspects of municipal finance. He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser. Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

Mark Goodman – Mr. Goodman has been a director since 1999. He is the son of Peter Goodman, and has been a shareholder of Tridan since before its 1980 conversion to an investment company. He is knowledgeable in the history and activities of the Company, and has also had broad investment experience in fixed income securities, including municipal bonds.

Paul Kramer – Mr. Kramer has been a director since 2004. He has extensive experience as a certified public accountant and is expert in the fields of corporate governance, executive management, corporate restructuring, audit committee functions and related activities. He has served on the board of directors of a number of publicly-held corporations over the years. Mr. Kramer brings his skill and leadership abilities to his positions as a director and as chairman of Tridan’s audit committee.

TRIDAN CORP.
June 28, 2016
Page – 5 –

No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director, plus an additional $5,000 to Paul Kramer as chairman of the audit committee. The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any option, warrants or other rights to purchase securities.

All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $24,000 during fiscal 2015 (which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the Company, is a member).

Additional information about directors may be requested by any shareholder without charge, by telephoning the company’s secretary, I. Robert Harris, collect at 212-682-8383, extension 739.

Sincerely

TRIDAN CORP.

/S/ Peter Goodman

Peter Goodman, President

TRIDAN CORP.

P.O. Box 634
New City, NY 10956

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 19, 2016

To the Shareholders of Tridan Corp.:

The Annual Meeting of Shareholders of Tridan Corp. (the "Company") will be held on Tuesday, July 19, 2016, at 10:00 A.M. at the offices of Kantor, Davidoff, Mandelker, Twomey,

Gallanty & Kesten, P.C., 16th floor, 415 Madison Avenue, New York, NY 10017.

The following subjects will be considered and acted upon at the meeting:

(1)	Election of six directors;

(2)	Ratification of the selection of WeiserMazars LLP as auditors of the Company for the fiscal year ending April 30, 2017;

(3)	Transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The subjects referred to above are discussed in the Proxy Statement enclosed with this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on June 24, 2016 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that your shares will be represented at the meeting.

By Order of the Board of Directors

I. Robert Harris, Secretary

June 28, 2016

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held July 19, 2016

This Notice of Annual Meeting, together with the attached Proxy Statement, Form of Proxy, Annual Report to Shareholders, and Privacy Policy are also available at www.tridancorp.com.

As in the past, the Company also intends to mail those materials to shareholders with respect to all future shareholder meetings, in addition to posting them to its website as required by Security and Exchange Commission Rules.

TRIDAN CORP.

P.O. Box 634
New City, NY 10956

PROXY STATEMENT

This statement is furnished in connection with the solicitation by the board of directors of Tridan Corp., a New York corporation (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held July 19, 2016 and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

All proxies which have been properly executed and received by the time of the meeting will be voted at the meeting in accordance with the instructions thereon. Any shareholder executing a proxy may revoke it in writing by execution of another proxy or by any other legal method at any time before the shares subject to the proxy are voted at the meeting. The board of directors recommends that shares be voted, and if no choice is specified on the proxy, the shares will be voted FOR the election as directors of the nominees hereinafter named, FOR ratification of the selection of WeiserMazars LLP, as auditors, and in the discretion of the proxy holders on such other matters as may properly come before the meeting.

As of June 24, 2016, there were issued and outstanding 3,090,961.1887 shares of capital stock, par value $.02 per share, of the Company, which is the only class of capital stock of the Company. Shareholders will be entitled to one vote for each share held, with pro rata voting rights for any fractional shares. Holders of record of such shares at the close of business on June 24, 2016 will be entitled to vote at the meeting.

The participants in the Tridan Corp. Employees' Stock Ownership Trust are the beneficial shareholders of the shares held under the trust, and the shares held for such participants will be voted only if and as directed by the participant for whose account such shares are held of record by the trustees of the trust. Accordingly, the attached notice, this proxy statement and the form of proxy have been mailed to each person who was a participant on the record date, and the shares beneficially owned by such participants will be voted in accordance with their proxies.

The Company will pay the cost of preparing, assembling, and mailing the form of proxy and the material used in connection with solicitation of proxies. In addition to solicitation by use of the mails, certain officers and directors of the Company, who will receive no compensation for their services (other than their regular compensation) may solicit the return of proxies personally or by telephone or telegraph.

An Annual Report covering the operations of the Company for its fiscal years ended April 30, 2016 and 2015 is enclosed herewith, but does not constitute a part of the material for the solicitation of proxies

ELECTION OF DIRECTORS

At the meeting, six directors are to be elected to hold office until the next annual meeting of shareholders and until their respective successors shall have been chosen and qualified, or as otherwise provided in the by-laws of the Company. The election of a board of directors will require the vote of a majority of the shares present in person or by proxy at the meeting.

It is intended that the persons named in the accompanying proxy will vote such proxy, if signed and returned, for the election of the nominees listed below. If for any reason any of said nominees shall become unavailable for election, which is not anticipated, the proxies may be voted for a substitute nominee designated by the board of directors. The board of directors has no reason to expect that any of the nominees will fail to be a candidate at the meeting and, accordingly, does not have in mind any substitute.

As of June 24, 2016, Peter Goodman owned beneficially 940,910.7292 shares (30.44%) of the Company.

The following Tables A and B set forth information concerning directors and nominees for election as director for a term of one year. Table C sets forth information concerning non-director officers of the Company. The Table A nominees (Mark Goodman, Peter Goodman and Warren Pelton) are “interested persons” as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B nominees (Messrs. Kramer, Negin and Stoever) are not. Peter Goodman and his son Mark Goodman are “interested persons” because each of them is the holder of more than 5% of the shares of the Company, and Warren Pelton because he is an officer of the Company.

Table A

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Interested Persons:

Mark Goodman (Son of Peter Goodman) 7 Porters Cove Road Hingham, MA 02043 Age 62	Director	1999	Pianist and Teacher	1	None

Peter Goodman 65 Wendover Road Rye, NY 10580 Age 90	Director and President	1980	President, Tridan Corp.	1	None

Warren Fred Pelton 6079 Fairway Court Naples, FL 34110 Age 78	Director, Vice- President and Treasurer	1988	Consultant	1	None

Table B

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Disinterested Persons:

Paul Kramer 330 East 33rd Street, #20C New York, NY 10016 Age 84	Director and Audit Committee Chairman	2004	Financial Advisory Services; Partner, Kramer Love & Cutler, LLP (certified public accountants)	1	None

Jay Stanley Negin 6 Demarest Court Englewood Cliffs, NJ 07632 Age 85	Director and Audit Committee Member	1985	Investor	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age-71	Director and Audit Committee Member	1995	Vice-President and Sales Manager, Stoever Glass & Co., Inc. (a registered broker-dealer)	1	None

Table C

Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5-years	Number of Portfolios Overseen	Other Director- ships Held

Non-director Officers:

I. Robert Harris 415 Madison Avenue 16th Floor New York, NY 10017 Age 84	Secretary	Attorney	None	None

The following table sets forth the dollar range of equity securities beneficially owned by each nominee for election as director:

Name of Nominee	Dollar Range of Equity Securities in Tridan Corp.

Interested Persons:

Mark Goodman	Over $100,000

Peter Goodman	Over $100,000

Warren Fred Pelton	Over $100,000

Disinterested Persons:

Paul Kramer	None

Jay Stanley Negin	None

Russell Jude Stoever	None

QUALIFICATIONS OF DIRECTORS

The board of directors governs the Company and is responsible for protecting the interests of shareholders. The directors meet periodically throughout the year to oversee the Company’s activities and review its performance. Each of the directors is committed to regular and active participation in board and committee meetings. The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders. Information about the specific experience, skills, attributes and qualifications of each director is provided below, each of whom the board proposes for re-election.

Peter Goodman – Mr. Goodman is the principal shareholder, a director and chief executive officer of Tridan Corp., and also held those positions in its wholly-owned subsidiary Danskin, Inc. prior to sale of the business in 1980 and Tridan’s conversion to an investment company. He is skilled in business, thoroughly familiar with the company’s history and its activities, and has had extensive experience in securities investments, including municipal bonds.

Jay S. Negin – Mr. Negin has been a director of the Company since 1985. He is an attorney and certified public accountant, although not practicing those professions. He has had extensive activity and experience in the municipal bond field, and participates actively in the board’s analysis and consideration of Tridan’s portfolio positions and transactions.

Warren F. Pelton – Mr. Pelton has been a director since 1988. He was a shareholder of Tridan Corp. and chief financial officer of Tridan and its subsidiary Danskin, Inc. prior to Tridan’s conversion to an investment company in 1980. He has had extensive experience over many years as a private management consultant and is skilled in financial planning.

Russell J. Stoever – Mr. Stoever has been a director since 1995. He is vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer. He has been employed there since 1971 and became a principal of that corporation in 1982, with involvement in all aspects of municipal finance. He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser. Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

Mark Goodman – Mr. Goodman has been a director since 1999. He is the son of Peter Goodman, and has been a shareholder of Tridan since before its 1980 conversion to an investment company. He is knowledgeable in the history and activities of the Company, and has also had broad investment experience in fixed income securities, including municipal bonds.

Paul Kramer – Mr. Kramer has been a director since 2004. He has extensive experience as a certified public accountant and is expert in the fields of corporate governance, executive management, corporate restructuring, audit committee functions and related activities. He has served on the board of directors of a number of publicly-held corporations over the years. Mr. Kramer brings his skill and leadership abilities to his positions as a director and as chairman of Tridan’s audit committee.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director, plus an additional $5,000 to Paul Kramer as chairman of the audit committee. The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any options, warrants or other rights to purchase securities.

All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $24,000 during fiscal 2016 (which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the
Company, is a member).

COMMITTEES

Audit Committee

The audit committee consists of three directors appointed by the board, namely Paul Kramer, Chairman, Jay S. Negin and Russell J. Stoever, each of whom is independent as defined in Rule 4200(a)(15) of the NASD listing standards. The board has determined that Mr. Kramer qualifies as an audit committee financial expert, as defined by applicable SEC rules and regulations. The audit committee operates under its charter, which it reviews annually and which is then submitted for approval by the board of directors. A copy of the charter is attached as an appendix to this proxy statement.

The audit committee assists the board of directors in fulfilling their oversight responsibilities relating to the quality of the Company’s accounting and auditing practices, including its financial statements and financial reporting process, disclosure controls and procedures and internal control over financial reporting, the annual independent audit of the Company’s financial statements, and compliance with the Company’s ethics program and with regulatory requirements. The audit committee is directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm. The committee met three times during the fiscal year ended April 30, 2016.

Audit Committee Report

The audit committee has reviewed and discussed the Company’s April 30, 2016 audited financial statements with management and with WeiserMazars LLP, the Company’s independent registered certified public accountants. The audit committee has also discussed with said auditors the matters required to be discussed by PCAOB Auditing Standard No. 16, “Communications with Audit Committees”, has received from them the written disclosures and letter required by PCAOB Rule 3526 “Communications with Audit Committees Concerning Independence”, and has discussed with them their independence from the Company. The audit committee met separately with the independent registered certified public accountants, with and without management, to discuss the results of their examination and their observations and recommendations. Based on the foregoing review and discussions, the audit committee has recommended to the board that the audited financial statements as of April 30, 2016 be issued to shareholders and filed with the SEC.

Audit Committee Members:

Paul Kramer, Chairman
Jay S. Negin
Russell J. Stoever

Nominating Committee

The Company does not have a standing nominating committee, because of the small size of the board of directors and the infrequency of its turnover. Rather, on those rare occasions when a new candidate is proposed for consideration, whether by a shareholder or by others, the entire board considers the candidate and the board itself acts as a nominating committee. The board considers a candidate’s, experience, familiarity with business and investments, knowledge about issues affecting the Company, and willingness to spend the time necessary to read applicable materials and attend meetings. The board does not consider diversity in identifying nominees. In instances where the board determines that a candidate will be a valuable replacement or addition to the board of directors, the board recommends such candidate’s election by the shareholders. This procedure has been followed successfully and without issue since 1980, when the Company first became a registered investment company, and the board believes it continues to be appropriate.

CONDUCT OF AND ATTENDANCE AT MEETINGS

Peter Goodman is the president and chief executive officer of Tridan Corp. There is no chairman of the board. Board meetings are conducted by I. Robert Harris who is the company’s corporate secretary, general counsel, and chief compliance officer, but is not a director. This arrangement has existed successfully since the company’s conversion in 1980 from a manufacturing enterprise to a registered investment company. The structure was chosen based upon the differing business and professional background and expertise of Messrs. Goodman and Harris – Mr. Goodman with many years of experience managing a business company, and Mr. Harris as a practicing attorney with knowledge and experience in corporate law and procedural requirements.

During the fiscal year ended April 30, 2016, there were five meetings of the board of directors and three meetings of the audit committee. Each of the directors attended at least 75% of the aggregate number of meetings of the board and of the audit committee on which he served. Although the Company has no formal policy regarding director attendance at the annual shareholders meetings, directors are expected to attend, and four members of the board attended last year’s annual meeting.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

The board of directors has not established a formal process for shareholders to send communications to the board. In the board’s view, it is appropriate for the Company not to have such process, because the directors are few in number, and any shareholder who wishes to do so may address a letter to the attention of the entire board, care of the Company at its principal office, or to individual board members either at that address or at their personal addresses listed in the proxy statement.

PRINCIPAL AND MANAGEMENT SHAREHOLDERS

The following table sets forth certain information concerning directors and nominees as directors of the Company and persons believed by the Company to be the record owners of more than five percent (5%) of the Company's voting securities as of June 24, 2016:

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned on June 24, 2016	Percent of Class on June 24, 2016

Capital Stock (par value $.02)	Peter Goodman 65 Wendover Road Rye, NY 10580	940,910.7292 1/ 2/	30.44%

	Thomas Goodman 111-20 73rd Ave, Apt 6F Forest Hills, NY 11375	701,000.00 3/	22.68%

	Elizabeth Smith Goodman 1074 Clayton Mill River Rd Mill River, MA 01244	314,500.00	10.17%

	Geoffrey Adams Goodman Putrich Str. 6 Munich, Germany 81667	314,500.00	10.17%

	Mark Goodman 7 Porters Cove Road Hingham, MA 02043	314,500.00	10.17%

	Robert W. Erdos 549 Fairview Terrace York, PA 17403	274,640.1115 2/ 4/	8.89%

	Warren F. Pelton 6079 Fairway Court Naples, FL 34110	29,930.8865	0.97%

	All officers, directors & - nominees as a group (7 persons)	1,285,341.6157	41.58%

1/	Not including voting power on 600,000 shares owned by the Thomas Goodman Trust (see footnote 3).

2/	Including the following shares owned by Tridan Corp. Employees Stock Ownership Trust, as nominee only: 4,398.4972 shares owned directly and beneficially by Peter Goodman, and 3,733.6217 shares owned directly and beneficially by Robert W. Erdos. Messrs. Robert W. Erdos, Peter Goodman, Thomas Goodman and Warren F. Pelton are trustees of said trust.

3/	Including 600,000 shares owned by the Thomas Goodman Trust.

4/	This amount does not include 49,000 shares owned by Erda Erdos, Mr. Erdos’ wife.

The foregoing table and footnotes shall not be construed as an admission that Peter Goodman is the beneficial owner of any shares owned by the Thomas Goodman Trust, nor as an admission that Robert W. Erdos is the beneficial owner of any shares owned by his wife.

Joseph T. Scialo is the Company’s administrator. Mr. Scialo is a certified public accountant in the firm of Scialo Reimann & Varley, CPA, P.C., 4 Executive Boulevard, Suite 304, Suffern, NY 10901.

RELATIONSHIP WITH AND RATIFICATION OF
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The audit committee is responsible for approving the engagement of the Company’s independent public accountants prior to their engagement. The audit committee and board of directors have unanimously approved the selection of WeiserMazars LLP (formerly Weiser LLP) as independent public accountants for the Company for the fiscal year ending April 30, 2016. Although shareholder ratification is not required by law, to be consistent with past practice the firm’s selection is being submitted for ratification by the shareholders, which requires the affirmative vote of a majority of the shares of the Company present at the meeting. If shareholders do not ratify their selection, the board will reconsider the matter and will decide whether to retain that firm. The audit committee and board of directors reviewed the services performed by WeiserMazars LLP during the last fiscal year and determined that such services did not affect their independence. The firm has no direct or indirect financial interest in the Company, except for fees received by it for services which were furnished at customary rates and terms. Representatives of the firm are expected to be present at the meeting, will be given an opportunity to make such statements as they feel appropriate, and will be available to respond to appropriate questions.

Audit Fees – WeiserMazars LLP billed the Company a total of $47,000 for the 2016 fiscal year, and $47,000 for the 2015 fiscal year, for the audit of the Company’s annual financial statements and in connection with statutory and regulatory filings for those years.

Audit-Related Fees – No fees were billed to the Company for the last two fiscal years for any audit-related services.

Tax Fees – No fees were billed to the Company for the last two fiscal years for tax compliance, tax advice or tax planning.

All Other Fees – No fees were billed to the Company for the last two fiscal years for any other services.

INVESTMENT ADVISER

The Company’s investment adviser is J.P. Morgan Investment Management Inc., (“Morgan”), 270 Park Avenue, New York, NY 10017. An affiliated company, J.P. Morgan Chase Bank, N.A. provides custodial services. The Investment Advisory Agreement dated July 1, 2000 (the “Agreement”) between the Company and Morgan was most recently approved by the shareholders at the annual meeting on June 20, 2000 and expires June 30, 2016. On June 16, 2016, the board of directors (including the Company’s independent directors) unanimously approved a continuation of the Agreement until June 30, 2017
(subject to the early termination provisions contained in the Agreement).

Under the Agreement Morgan, subject to the general supervision of the Company’s board of directors and in conformance with the stated policies of the Company, manages investment operations and the composition of the Company’s portfolio of securities and investments. In this regard, it is the responsibility of Morgan to make investment decisions for the Company and to place the purchase and sale orders for the portfolio transactions of the Company.

The investment advisory services of Morgan to the Company are not exclusive under the terms of the Agreement. Morgan is free to, and does, render investment advisory services to others, including numerous funds.

Morgan seeks to obtain the best price and execution of orders placed for the Company's assets considering all of the circumstances. If transactions are executed in the over-the-counter market, Morgan will deal with the principal market makers, unless more favorable prices and executions are otherwise obtainable. There is no agreement by Morgan with any broker or dealer to place orders with it. When circumstances relating to a proposed transaction indicate that a particular broker or dealer is in a position to provide the best execution considering all factors including price, the order is placed with that broker or dealer. This may or may not be a broker or dealer which has provided statistical or other factual information to Morgan. Subject to the requirement of seeking the best price and execution, Morgan may, in circumstances in which two or more brokers are in a position to offer comparable prices and execution, give preference to a broker or dealer which has provided statistical and other factual information to it. In recognition of the brokerage execution services Morgan may pay a brokerage commission in excess of that which another broker might have charged for the same transaction. Morgan periodically evaluates the overall reasonableness of brokerage commissions paid by the Company. The factors considered in these evaluations include the competitive negotiated rate structure at the time the commission is charged and the effectiveness of the broker's execution.

INVESTMENT ADVISORY AGREEMENT RENEWAL

Throughout the year, the directors receive and analyze a substantial quantity of comprehensive information and written materials, including ongoing analysis of the company’s existing portfolio and Morgan's recommendations in light of its forecasts for the economy, employment trends, business conditions, federal rate moves, interest trends including comparisons between tax-exempt and taxable bonds, appropriate maturities, quality, yields, diversification, etc. The directors subject Morgan's portfolio management to scrutiny at each board meeting, including examination of transactions completed since the prior meeting and an overview of the entire portfolio. Written materials received by the directors before and during each meeting include reports, statistics, charts, graphs, performance records, comparisons with other funds and the like. Morgan is constantly questioned regarding its views, its recommendations and its performance.

In addition to the foregoing, Morgan submits each year its audited financial statements and detailed information regarding Morgan's business, personnel and operations, advisory services, compensation matters, portfolio strategy, investment performance, sources of information, fee comparisons, compliance programs, and other matters of significance to the relationship between Tridan and its investment adviser, all of which material is furnished to each director. The directors review and discuss this material, as well as their own views on Morgan’s performance and relationship with Tridan, with particular attention to the following areas:

Investment Performance

At each meeting, the directors receive, review and discuss with Morgan’s representatives various data showing Tridan’s portfolio characteristics, including market value, average duration, credit quality, coupon, estimated annual income and yield statistics, and breakdown information regarding duration, credit, and investment sectors. Morgan’s quarterly presentation also includes the portfolio performance over three months, year to date, one year, three years, five years and ten years, compared with the Lipper NY Intermediate Muni Debt Funds, JPMorgan NY Tax Free Bond Fund, Sanford Bernstein NY Muni Fund, and Barclays1-17 Year NY Muni Bond Index. Based on their review, the directors have concluded that Tridan’s relative investment performance has been satisfactory.

Nature, Extent and Quality of Service

The board’s analysis of the nature, extent and quality of Morgan’s services to Tridan is based on knowledge gained over time from discussions with management and at the board’s regular meetings. In addition, the directors review the qualifications, education and experience of Morgan’s personnel involved in rendering those services. As Tridan’s investment adviser, Morgan manages the investment of the company’s assets, including purchases and sales of securities. Morgan also provides clerical and bookkeeping services, and prepares and issues periodic reports and statements. The board considers its adviser’s performance of these administrative and support services, including monitoring adherence to the company’s investment policies, guidelines and restrictions, Morgan’s responsiveness to requests by Tridan’s counsel for periodic information, reports and certifications required for compliance with securities laws and regulations, and maintaining and monitoring their respective compliance programs in light of today’s extensive regulatory requirements. The board has concluded that the nature, extent and quality of the services provided by Morgan to the company have been and continue to be appropriate and beneficial.

Fees

Under its investment Advisory Agreement with Morgan, Tridan pays an annual fee, computed and payable quarterly, equal to 0.28% of its net assets under management (28 basis points). Tridan also pays 0.02% (2 basis points) to Morgan’s affiliate, J.P. Morgan Chase Bank, N.A. for custodial services. The Advisory Agreement requires Morgan to bear all expenses incurred by it in connection with its activities under the agreement, without any reimbursement from the company. For the year ended April 30, 2016, Morgan’s advisory fees were $107,267, and the custodial fees were $7,618. In light of the nature, extent and quality of the services received by Tridan from Morgan, and comparing Morgan’s management fees charged by it to other fixed-income investment companies which are many times larger than Tridan, as well as the affiliate’s custodial fees compared with those available elsewhere, the board considers the fees to Tridan to be reasonable.

It was the conclusion of the directors that it would be in the best interests of Tridan Corp. and its shareholders for the board to renew the investment advisory agreement with J.P. Morgan Investment Management Inc. for another year.

The names and principal occupations of the directors and principal executive officers of Morgan are as follows. Except as otherwise indicated, each of them may be reached c/o J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, NY 10017-2014.

Name	Position at Morgan*

George C. Gatch	Director/Chairman/Managing Director
Mark A. Egert	Chief Compliance Officer/Executive Director
Martin R. Porter 60 Victoria Embankment London, United Kingdom	CIO – Global Head of Equities & Balanced Group/Managing Director
Robert L. Young 460 Polaris Pkwy Westerville, OH 43082	Director/COO/Managing Director
Scott E. Richter 1111 Polaris Pkwy Columbus, OH 43240-2050	Secretary/Managing Director
Craig M. Sullivan	Director/Treasurer/CFO/Managing Director
Paul A. Quinsee	Director/Managing Director
Joseph K. Azelby	Director/CIO – Global Head of Real Estate/Managing
Director
Lawrence M. Unrein	Director/CIO – Global Head of Private Equity/Managing
Director
John T. Donohue	Director/President/CEO/Managing Director
Joy C. Dowd	Director/Control Officer Executive/Managing Director
Jedediah Isiah M. Laskowitz	Director/Global Product Head/Managing Director
Robert C. Michele	Director/Investment Team Head/Managing Director
Michael J. O’Brien 60 Victoria Embankment London, United Kingdom	Director/Global Product Head/Managing Director
Andrew R. Powell	Director/Managing Director

* Managing Director is an officer’s title. Those who hold it are not necessarily directors of Morgan.

SUPPLEMENTAL INFORMATION

The executive officers of the Company, all of whom serve at the pleasure of the board of directors, are as follows: Peter Goodman (President), Warren F. Pelton (Vice President and Treasurer) and I. Robert Harris (Secretary). Messrs. Goodman and Harris have served in their respective positions since the Company registered with the Securities and Exchange Commission as an investment company in April, 1980. Mr. Pelton became Vice President and Treasurer in 1995. Mr. Harris has been of counsel to the law firm of Kantor, Davidoff, Mandelker, Twomey, Gallanty & Kesten, P.C., general counsel to the Company, for more than the past 5 years.

SHAREHOLDER PROPOSALS
FOR 2017 ANNUAL MEETING

Next year’s annual meeting of shareholders of the Company will be scheduled for July 18, 2017. Shareholders wishing to have their proposals included in the Company's Proxy Statement which will relate to that meeting must submit their proposals, preferably by certified mail, return receipt requested, to the Company at its address listed on the first page of this Proxy Statement so that the proposals are received no later than February 17, 2017.

OTHER MATTERS

As of the date of this Proxy Statement, the board of directors is not aware of any matters to be presented for action at the meeting other than those described above. Should other business properly be brought before the meeting, the persons named in the proxy have discretionary authority to vote in accordance with their best judgment in the interest of the Company.

Dated: June 28, 2016	By Order of the Board of Directors

/s/ I. Robert Harris

I. Robert Harris, Secretary

Appendix

TRIDAN CORP.
AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is “independent” of management and the Company. Members of the committee will be considered independent if they do not receive, other than for service on the board of directors, any consulting, advisory, or other compensatory fees from the Company, are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, and comply with the definition of independence in Rule 4200(a)(15) of the NASD listing standards. All committee members shall be financially literate, and at least one member shall be an “audit committee financial expert” as defined by SEC regulations.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of disclosure controls and procedures and internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and compliance with regulatory requirements and with ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board. While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company’s financial statements in accordance with generally accepted accounting principles, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

App 1

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate and consistent with SEC rules and regulations.

•
The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company’s shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the standards of the Public Company Accounting Oversight Board (United States) and by applicable SEC rules and regulations. Annually, the committee shall review and recommend to the board the selection of the company’s independent auditors, subject to shareholders’ approval.

•
The committee shall discuss with the Company’s administrator and independent auditors the overall scope and plans for their respective audits, and any other services to be performed by them, including the adequacy of staffing and compensation, all of which services shall be subject to the committee’s approval. Also, the committee shall discuss with them the auditors’ report on the adequacy and effectiveness of disclosure controls and procedures and internal control over financial reporting. The committee shall also review with the auditors the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

•
The committee shall review the interim financial statements with management and the independent auditors prior to their issuance. Also, the committee shall discuss the results of their review and any other matters required to be communicated to them by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

•
The committee shall review with management and the independent auditors the financial statements to be included in the Company’s annual report to shareholders, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The committee shall recommend to the board whether the audited statements shall be issued to the shareholders and filed with the SEC. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under standards established by the Public Company Accounting Oversight Board (PCAOB) and applicable SEC rules and regulations.

App 2

TRIDAN CORP.
ANNUAL MEETING OF SHAREHOLDERS – JULY 19, 2016

THIS PROXY IS SUBMITTED ON BEHALF
OF THE BOARD OF DIRECTORS

The undersigned hereby appoints PETER GOODMAN, I. ROBERT HARRIS and WARREN F. PELTON, and each of them, with power of substitution, as proxies of the undersigned, to vote all of the shares of stock which the undersigned is entitled to vote at the above stated Annual Meeting of Shareholders on July 19 , 2016, and all adjournments thereof.

(1)	FOR the election, as directors,	WITHHOLD AUTHORITY
	of all nominees listed below	to vote for all
	(except as marked to	nominees listed
	the contrary below)	below
	☐	☐

(INSTRUCTION:	To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

MARK GOODMAN, PETER GOODMAN, PAUL KRAMER,
JAY STANLEY NEGIN, WARREN FRED PELTON,
RUSSELL JUDE STOEVER

(2)         FOR [  ] AGAINST [  ] ABSTAIN [  ] the ratification of the selection of WeiserMazars LLP as auditors of the Company for the fiscal year ending April 30, 2017;

(3)         Upon any other matter which may properly come before the meeting, in their discretion.

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of such specification, will be voted FOR the election of directors and FOR Item (2) above.

PLEASE SIGN AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE

Receipt of the Notice
of Annual Meeting and	Signature
Proxy Statement is
hereby acknowledged
Signature

Dated:                , 2016

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your full title.

Tridan Corp.
and
Tridan Corp. Employees Stock Ownership Trust

Privacy Policy

The directors and management of Tridan Corp. and Tridan Corp. Employees Stock Ownership Trust ("ESOT") respect the privacy of nonpublic personal information that we collect from our shareholders and ESOT participants. This notice provides information regarding our policies and practices surrounding the collection and handling of nonpublic personal information. The words "we" and "us" refer to Tridan Corp. and the ESOT. The words "you" and "your" refer to our shareholders and ESOT participants, present and past.

Types of Information We Collect

During the course of our relationship, you sometimes share with us nonpublic personal information, such as your address, social security number, age, and number of shares owned by you. We collect this information from applications, verbal communications, and correspondence with you. We may also receive this information from firms that assist us in administering your account and processing transactions on your behalf. We collect this information in order to handle your account properly and provide you with the services you expect to receive.

Use and Disclosure of Personal Financial Information

We may use your nonpublic personal information in order to provide you with distributions, custodial, accounting, administrative and other shareholder services.

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law.

We are permitted under law to disclose nonpublic personal information about you to third parties in certain circumstances. For example, we may disclose your nonpublic personal information to third parties that assist us in providing services to you.

On occasion, we may be required to provide information about you and your accounts and transactions to governmental agencies, in order to fulfill legal and regulatory requirements. We will comply with these laws, to the extent we are required to do so.

Safeguarding Your Personal Financial Information

We restrict access to your nonpublic personal information to those who have a need to know that information in order to provide services to you. We maintain physical, electronic, and/or procedural safeguards that meet the standards of applicable laws and regulations.

Tridan Corp.
Financial Statements
April 30, 2016 and 2015

Tridan Corp.
Contents
April 30, 2016 and 2015

Contents

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Tridan Corp.

We have audited the accompanying statements of assets and liabilities of Tridan Corp. (the “Company”), including the schedules of investments in municipal obligations, as of April 30, 2016 and 2015, and the related statements of operations for the years then ended, the statement of changes in net assets for each of the three years in the three-year period ended April 30, 2016, and the financial highlights (see Note 7) for each of the five years in the five-year period ended April 30, 2016. These financial statements and financial highlights are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned, as of April 30, 2016 and 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tridan Corp. as of April 30, 2016 and 2015, the results of its operations for the years then ended, the changes in its net assets for each of the three years in the three-year period ended April 30, 2016, and its financial highlights for each of the five years in the five-year period ended April 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

New York, NY
June 22, 2016

Contents
Tridan Corp.
Statements of Assets and Liabilities
April 30, 2016 and 2015

	2016	2015
Assets
Investments in municipal obligations, at fair value (original cost - $36,996,552 and $37,866,607, respectively) (amortized cost - $35,061,465 and 36,118,616, respectively)	$37,443,486	$38,234,355
Cash and cash equivalents	1,094,211	70,099
Prepaid expenses and other current assets	3,719	3,719
Accrued interest receivable	494,562	497,132

Total assets	39,035,978	38,805,305

Liabilities
Accrued liabilities:
Accrued investment advisory and custodian fees	39,733	39,710
Accrued fees - affiliate	18,721	18,502
Accrued other	12,180	11,750
Common stock redemption payable	13,771	5,416

Total liabilities	84,405	75,378

Net assets	$38,951,573	$38,729,927

Analysis of net assets
Common stock, at $.02 par value, 6,000,000 shares authorized	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock	(1,284,587)	(1,256,381)
Distributable earnings:
Over distributed net investment income	(15,895)	(5,472)
Undistributed capital losses	(10,267)	(4,252)
Unrealized appreciation of investments, net	2,382,026	2,115,736

Net assets [equivalent to $12.60 and $12.52 per share, respectively,based on 3,090,961.1887 shares and 3,093,214.0582 shares of common stock outstanding, respectively]	$38,951,573	$38,729,927

The accompanying notes are an integral part of these financial statements.

Contents
Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2016 and 2015

	2016				2015
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value
Insured Bonds
Ardsley New York Union Free
School District Unlimited Tax
4.0% due June 15, 2016	$460,000	$460,107	$461,987		$460,000	$462,296	$478,368

Village of Briarcliff Manor New York
Pub Impt Unlimited Tax
5.0% due September 1, 2017	215,000	217,750	227,575		215,000	220,508	235,799

N.Y.S. Dormitory Authority Revs
Non St Supported Debt Insd Sien College
(Par Call July 1, 2016 @100)
5.0% due July 1, 2020	1,000,000	1,009,595	1,008,140		1,000,000	1,017,819	1,054,280

N.Y.S. Dormitory Authority Revs
Non St Supported Debt St Johns Univ - Insd
5.25% due July 1, 2021	1,000,000	1,043,358	1,203,340		1,000,000	1,051,691	1,189,340

N.Y.S. Dormitory Authority Revs
City University Sys Ref Cons 5th Gen
5.5% due July 1, 2019	1,000,000	1,028,720	1,142,850		1,000,000	1,038,063	1,165,910

N.Y.S. Dormitory Authority Revs
5.5% due May 15, 2018	1,155,000	1,183,174	1,266,354		1,155,000	1,197,015	1,304,965

Pleasantville New York Public Impt
Unlimited Tax
5.0% due January 1, 2016	-	-	-		440,000	443,345	454,242

Sachem Central School District
NY Holbrook Ref Unlimited Tax
5.25% due October 15, 2019	500,000	516,297	573,205		500,000	520,969	582,605

N.Y.S. Dormitory Authority
St. Pers. Income Tax Rev. Ed.
(Par Call March 15, 2018 @100)
5.5% due March 15, 2025	500,000	541,233	657,385		500,000	545,876	641,015
	5,830,000	6,000,233	6,540,836		6,270,000	6,497,582	7,106,524
			16.8%	(*)			18.3%	(*)
Revenue Backed Bonds
Brookhaven NY Unlimited Tax
5.0% due November 15, 2019	450,000	485,504	515,196		450,000	495,510	524,277

Queensbury NY Union Free School
District Ref Unlimited Tax
4.0% due December 15, 2018	225,000	235,955	242,854		225,000	240,120	245,837

Hilton NY Central School District
Unlimited Tax
4.0% due June 15, 2019	500,000	539,592	544,515		500,000	552,246	548,070

Bethlehem NY Central School District
Unlimited Tax
4.0% due January 15, 2021	500,000	537,580	566,120		500,000	545,546	557,230

Rockville Center NY
Limited Tax
4.0% due June 15, 2022	200,000	221,836	233,890		200,000	225,381	224,690

The accompanying notes are an integral part of these financial statements.

Contents
Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2016 and 2015

	2016			2015
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
Revenue Backed (continued)
Rhinebeck NY Central School District
Unlimited Tax
(Par Call June 15, 2023)
4.0% due June 15, 2025	$535,000	$581,147	$612,420	$535,000	$587,613	$589,233

City of New York NY Municipal Water
Fin Auth Wtr. & Sewer Rev Fiscal 2009
(Par Call June 15, 2019 @100)
5.0% due June 15, 2027	500,000	509,473	560,115	500,000	512,500	570,400

City of New York Transitional Finance
Auth Rev Sub Future Tax Secured
(Par Call November 1, 2019 @100):
5.0% due November 1, 2020	500,000	524,319	573,540	500,000	530,464	583,950

5.0% due November 1, 2021	1,000,000	1,046,872	1,147,080	1,000,000	1,059,847	1,167,900

Greece NY Central School District
Unlimited Tax
(Par Call December 15, 2022 @100)
5.0% due December 15, 2023	500,000	565,947	611,930	500,000	575,589	605,360

Nassau County New York
Gen. Impt. Unlimited tax
(Par Call October 1, 2020 @100)
4.0% due October 1, 2022	550,000	566,765	609,048	550,000	570,828	600,089

N.Y.S. Dormitory Authority
St. Pers. Income Tax Rev. Ed.
(Par Call March 15, 2018 @100)
5.0% due March 15, 2022	750,000	760,614	810,113	750,000	768,569	833,093

N.Y.S. Dormitory Authority
St. Pers. Income Tax Rev. Ed.
5.5% due March 15, 2026	200,000	249,654	267,328	200,000	254,679	255,370

N.Y.S. Dormitory Authority
Mental Health Services FACS
(Par Call August 15, 2020 @100)
5.0% due August 15, 2023	420,000	423,483	484,890	420,000	424,463	487,406

New York Environmental Facilities Corp
Pollution Control Rev St Water NYC 02
(Par Call June 15, 2016 @100)
5.0% due June 15, 2018	1,000,000	1,000,987	1,006,110	1,000,000	1,007,546	1,054,380

New York NY Unlimited Tax
5.0% due August 1, 2023	510,000	541,396	592,156	510,000	548,765	592,569

N. Y.S. Thruway Authority
St Pers Income Tax Rev Transn
5.25% due March 15, 2019	750,000	768,617	844,200	750,000	775,088	862,440

N.Y. Unlimited Tax
5.0% due August 1, 2026	350,000	352,368	396,368	350,000	353,076	400,495

The accompanying notes are an integral part of these financial statements.

Contents
Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2016 and 2015

	2016			2015
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Revenue Backed (continued)
N.Y.S. Urban Development Corp.
Rev. Ref. Svc. Contract
(Par Call August 1, 2019)
5.0% due January 1, 2017	$225,000	$227,890	$231,755	$225,000	$232,196	$241,655

Port Authority of New York and New Jersey
(Par Call October 1, 2016 @100)
5.0% due October 1, 2027	300,000	300,381	305,336	300,000	301,633	318,051

5.375% due March 1, 2028	150,000	153,709	190,124	150,000	154,022	186,063

(Par Call January 15, 2016 @100)
5.0% due July 15, 2030	-	-	-	200,000	199,961	206,000

Starpoint NY Central School District
Ref Unlimited Tax
5.0% due June 15, 2018	850,000	908,967	926,737	850,000	936,142	951,235

State of New York Local Government
Assistance Corp. SR. Lien Refunding Bonds
(Par Call April 1, 2018 @100)
5.0% due April 1, 2019	200,000	203,626	216,522	200,000	206,704	223,410

Clarkstown NY Central
School District
4.0% due May 15, 2019	500,000	537,919	547,990	500,000	550,135	554,560

Wantagh NY Union
Free School District
5.0% due September 1, 2021	550,000	621,660	663,020	550,000	635,067	658,201

Central Islip NY Union Free
School District Ref Unlimited
5.0% due July 15, 2022	750,000	880,681	918,623	750,000	901,620	908,445

Syosset NY Central School
5.0% due December 15, 2022	125,000	140,243	154,498	125,000	142,828	150,866

Brentwood NY UN Free School
District RED Unlimited
5.0% due January 15, 2023	430,000	473,426	533,677	430,000	480,225	523,297

Battery Park City NY
5.0% due January 15, 2029	140,000	154,868	172,498	140,000	157,093	165,367

Connetquot NY Central School
District Unlimited Tax
5.0% due January 15, 2024	400,000	441,123	504,760	400,000	446,451	491,028

Syosset NY Central School District
5.0% due December 15, 2022	435,000	483,392	530,546	435,000	490,043	519,855

5.0% due December 15, 2022	300,000	329,771	363,357	300,000	333,863	356,175

NYC Transitional Fin Auth
Rev Future Tax
5.0% due November 1, 2026	550,000	600,911	678,216	550,000	608,729	653,180

The accompanying notes are an integral part of these financial statements.

Contents
Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2016 and 2015

	2016			2015
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Revenue Backed (continued)
Util Debt Securitization
5.0% due December 15, 2028	$500,000	$544,274	$618,055	$500,000	$550,325	$590,990

Western Nassau CNTY WTR Auth Ser A
(Par call April 01, 2025 @ 100)
5.0% due April 01, 2028	100,000	116,395	122,071	100,000	118,232	116,651

Thompkins CNTY- NY Ref- Public
IMPT-SER
(Par call December 15, 2024 @ 100)
5.0% due December 15, 2027	500,000	603,289	627,460	500,000	615,250	607,430

Gates Chili NY Sch Dstr Unlimited Tax
(Par call June 15, 2025 @ 100)
5.0% due June 15, 2027	200,000	245,258	252,650	200,000	250,213	245,154

Mattituck Cutchogue NY UN Ser A
(Par call July 15, 2025 @ 100)
5.0% due July 15, 2027	365,000	441,995	458,174	365,000	450,349	444,077

Halfmoon NY REF PUB Limited Tax
(Par call June 15, 2025 @ 100)
5.0% due June 15, 2027	280,000	339,068	351,840	280,000	345,543	340,693

Putnam County Ref LTD Tax
(Par call January 01, 2026 @ 100)
5.0% due Januyary 01, 2027	135,000	165,905	172,462	135,000	169,084	166,629

Mattituck Cutchogue NY Ser A
(Par call July 15, 2025 @ 100)
5.0% due July 15, 2026	280,000	341,900	355,908	280,000	348,617	344,336

Build NYC Resource Corp NY
Rev United Jewish Appeal
(Par call July 01, 2024 @ 100)
5.0% due July 01, 2025	320,000	377,730	400,528	320,000	384,020	391,206

Saratoga Springs NY Ref Public
IMPT Unlimited Tax
(Par Call February 15, 2023 @ 100)
5.0% due February 15, 2025	225,000	262,827	276,728	225,000	267,123	272,592

Buffalo & Ft. Erie NY Public
IMPT Unlimited Tax
5.0% due January 01, 2025	410,000	477,021	513,402	410,000	484,718	494,025

Bayport-Blue Point NY UN Free
School Dist Ref Unlimited
5.0% due September 15, 2024	250,000	298,781	321,188	250,000	304,597	311,553

Rensselaer County NY Unlimited Tax
5.0% due September 01, 2024	100,000	125,028	128,116	100,000	124,814	124,754

North Babylon NY UN Free School Dist
(Par call August 1, 2022 @ 100)
5.0% due August 01, 2023	250,000	286,142	304,585	250,000	291,915	299,308

Onandaga County NY Ref
Unlimited Tax
5.0% due March 15, 2024	285,000	330,726	359,331	285,000	336,527	349,731

The accompanying notes are an integral part of these financial statements.

Contents
Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2016 and 2015

	2016				2015
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value

Revenue Backed (continued)
Triborough Bridge & Tunnel Authority NY
General Purpose Revs
(Escrowed to Maturity)
5.5% due January 1, 2017	$105,000	$104,680	$108,489		$450,000	$448,800	$470,858

Starpoint NY Central School District
Ref Unlimited Tax
5.0% due June 15, 2020	250,000	278,288	290,977		250,000	285,130	292,955

Plainview Old Bethpage New York Central
School District Ref Unlimited Tax
5.0% due December 15, 2020	250,000	267,143	298,428		250,000	270,843	296,195

Riverhead NY Limited Tax
4.0% due June 1, 2021	1,005,000	1,083,036	1,147,599		1,005,000	1,098,358	1,139,831

Longwood, NY School District
5.0% due March 15, 2019	185,000	206,364	207,137		-	-	-

Middele CTRY NY Central
School District
5.0% due August 1, 2020	150,000	174,135	175,452		-	-	-

Schenectady Cntry NY Various
Limited Tax
5.0% due December 15, 2020	800,000	931,128	945,792		-	-	-

Schnectady CNTY NY Various Purpose
Limited Tax
5.0% due December 15, 2022	300,000	363,349	372,738		-	-	-

Harrison NY Ref Public Lmpt
Limited tax
5.0% due December 15, 2023	100,000	125,729	125,510		-	-	-

Saint Lawrence Ccntry NY Ref
Limited Tax
5.0% due on May 15, 2026	105,000	125,803	130,778		-	-	-

Laurens NY Central School District
5.0% due July 15, 2030	305,000	339,773	356,841		-	-	-
	23,100,000	25,326,442	26,977,771		21,700,000	23,949,000	25,109,145
			69.3%	(*)			64.8%	(*)
Short Term Bonds
City of New York Transitional
Fin Bldg Aid Rev Fiscal 2007
5.0% due July 15, 2016	750,000	751,604	757,080		750,000	759,201	792,623

N.Y.S. Local Govt Assistance Corp Ref:
5.5% due April 1, 2017	115,000	114,609	119,629		195,000	194,182	208,521

N.Y.S. Local Govt Assistance Corp Ref:
5.5% due April 1, 2017	340,000	356,683	353,685		575,000	610,316	614,871

Commonwealth of Puerto Rico
Highway Transportation Auth Rev Ref
6.25% due July 1, 2016	175,000	176,697	176,190		175,000	178,908	181,068

Pawling NY Central School District
Ref. Unlimited Tax
4.0% due November 15, 2015	-	-	-		330,000	334,508	336,607

Cold Spring Hbr. NY Central School District
Ref. Unlimited Tax
5.0% due February 1, 2016	-	-	-		100,000	100,601	103,528

Niagara Falls Bridge Commission
NY Toll Rev Highway Impts
5.25% due October 1, 2015	-	-	-		65,000	66,226	65,901

The accompanying notes are an integral part of these financial statements.

Contents
Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2016 and 2015

	2016				2015
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value

Short-Term (continued)
Cattaraugus County NY Public
Impt Ref Unlimited Tax
(Par Call June 1, 2013 @100)
5.0% due June 1, 2015	$-	$-	$-		$275,000	$271,791	$276,117

Village of Briarcliff Manor New York
Pub Impt Unlimited Tax
5.0% due September 1, 2015	-	-	-		310,000	312,456	314,950

Bethlehem NY Central School District
Ref Unlimited Tax
5.0% due November 1, 2015	-	-	-		500,000	503,557	511,867
	1,380,000	1,399,593	1,406,584		3,275,000	3,331,746	3,406,053
Pre-Refunded Bonds
N.Y.S. Dormitory Authority Revs
Non St Supported Debt Sch Dist Fing Prog
(Par Call October 1, 2017 @100)
5.0% due October 1, 2018	430,000	435,318	456,182		430,000	439,050	474,329

N.Y.S. Dormitory Authority Revs
Non St Supported Debt Sch Dist Fing Prog
(Par Call October 1, 2017 @100)
5.0% due October 1, 2019	585,000	591,521	620,620		585,000	596,098	645,308

Commonwealth of Puerto Rico
Highway Transportation Auth Rev Ref
Pre-Refunded
6.25% due July 1, 2016	10,000	12,157	10,100		10,000	10,272	10,684

City of New York NY Municipal Water
Fin Auth Wtr. & Sewer Rev Fiscal 2009
(Par Call June 15, 2018 @100)
5.625% due June 15, 2024	1,000,000	996,201	1,104,110		1,000,000	994,868	1,144,470

N.Y.S Dormitory Authority
Revs. Nonst. Supported debt
(Par Call July 1, 2018 @100)
5.0% due July 1, 2029	300,000	300,000	327,283		300,000	300,000	337,842
	2,325,000	2,335,197	2,518,295		2,325,000	2,340,288	2,612,633
			6.5%	(*)			6.7%	(*)

	32,635,000	35,061,465	37,443,486		33,570,000	36,118,616	38,234,355
			96.1%	(*)			98.7%	(*)

(*)	Represents Percentage of Net Assets

The accompanying notes are an integral part of these financial statements.

Contents
Tridan Corp.
Statements of Operations
Years Ended April 30, 2016 and 2015

	2016	2015
Investment income

Interest	$1,637,837	$1,645,276

Amortization of bond premium and discount - net	(463,937)	(427,988)

Total investment income	1,173,900	1,217,288

Expenses

Investment advisory fees	107,267	108,909

Custodian fees	7,618	7,634

Professional fees	131,370	130,825

Directors' fees	77,000	77,000

Administrative and accounting	72,000	72,000

Insurance and other expenses	15,853	14,999

Total expenses	411,108	411,367

Net investment income	762,792	805,921

Realized and unrealized gain on investments

Net realized (loss) gain on investments	(6,015)	14,623

Net unrealized appreciation (depreciation) on investments	266,290	(124,175)

Net realized and unrealized gain (loss) on investments	260,275	(109,552)

Net increase in net assets resulting from operations	$1,023,067	$696,369

The accompanying notes are an integral part of these financial statements.

Contents
Tridan Corp.
Statements of Changes in Net Assets
Years Ended April 30, 2016, 2015 and 2014

	2016	2015	2014

Change in net assets resulting from operations

Net investment income	$762,792	$805,921	$812,134

Net realized (loss) gain on investments	(6,015)	14,623	191,544

Unrealized appreciation (depreciation) on investments	266,290	(124,175)	(990,479)

Net increase in net assets resulting from operations	1,023,067	696,369	13,199

Distributions to shareholders from
Net investment income	(773,215)	(785,471)	(829,832)
Capital gains	-	(18,876)	(191,544)

Redemptions of shares
2,252.8695 shares, 432.5775 shares and
2,607.1877 shares, respectively	(28,206)	(5,417)	(32,794)

Total increase (decrease)	221,646	(113,395)	(1,040,971)

Net assets
Beginning of year	38,729,927	38,843,322	39,884,293

End of year	$38,951,573	$38,729,927	$38,843,322

The accompanying notes are an integral part of these financial statements.

Contents
Tridan Corp.
Notes to Financial Statements
April 30, 2016 and 2015

1.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the "Company"), a closed‑end, non‑diversified management investment company, registered under the Investment Company Act of 1940, in the preparation of its financial statements.

Basis of Presentation

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services - Investment Companies.

Acquisition and Valuation of Investments

Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securities acquired/sold is included in income from/to the settlement date.  Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company's investments in municipal obligations have been determined based on the bid price of the obligation.  Securities for which quotations are not readily available are valued at fair value as determined by the board of directors.  There were no securities valued by the board of directors, for which quotations were not readily available, as of April 30, 2016 and 2015.

Amortization of Bond Premium or Discount

In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation.

Income Taxes

It is the Company's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no income tax provision is required.

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Company’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded.

Contents
Tridan Corp.
Notes to Financial Statements
April 30, 2016 and 2015

The Company identifies its major tax jurisdictions as U.S. Federal, New York State and New York City where the Company makes significant investments; however, the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Generally, the Company’s tax returns are subject to examination by Federal, state and local authorities for a period of three years from the later of the due date of such returns or the actual date the returns were filed.

Interest income from municipal investments is exempt from Federal and state income taxes.

Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are paid quarterly.  Distribution of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of 90 days or less to be cash equivalents.

Use of Estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Significant estimates are used in determining the fair value of investments.

Concentration of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments.  The Company maintains all of its cash on deposit in one financial institution.  At April 30, 2016, the amount of cash and cash equivalents held in excess of federally insured limits is approximately $865,000.   The value of the Company's investments may be subject to possible risks involving, among other things, the continued creditworthiness of the various state and local government agencies and public financing authorities underlying its investments.

Contents
Tridan Corp.
Notes to Financial Statements
April 30, 2016 and 2015

Fair value of Financial Instruments

The carrying amounts for accrued interest receivables and accrued liabilities reflected in the financial statements approximate fair value because of the short maturities of these items.The company accounts for its investments in municipal obligations in accordance with the accounting guidance for investment companies (FASB ASC 946).  See Note 1 “Acquisition and Valuation of Investments” for a description of the valuation methodology which is unchanged as of April 30, 2016 and 2015.  FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements.  The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

The levels of the fair value hierarchy are as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing a company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Company’s investments in municipal obligations are all considered as Level 2 instruments.

The following table presents the Company’s financial assets that are measured at fair value as of April 30, 2016 and 2015:

	Quoted Prices for Identical Instruments in Non-active Markets (Level 2)
	April 30,
	2016	2015

Investments in municipal obligations	$37,443,486 $	38,234,355
Total investments at fair value	$37,443,486 $	38,234,355

Contents
Tridan Corp.
Notes to Financial Statements
April 30, 2016 and 2015

The Company utilizes quoted market prices for it securities owned, when available.  Instruments classified as Level 2 are valued using industry-standard models or other valuation methodologies calibrated to observable market inputs.  These models consider various assumptions regarding the security or securities with similar characteristics, such as trade data, bid price or spread, two sided markets, quotes, benchmark curves, and market data feeds, as well as other measurements.

2.	Cash and Cash Equivalents

Cash and cash equivalents consist of the following

	April 30,
	2016	2015

Cash – demand deposits	$1,094,211	$70,099

3.	Accrued Liabilities

Accrued liabilities consist of the following at:

	April 30,
	2016	2015

Accrued investment advisory and custodian fees (a)	$39,733	$39,710
Accrued fees - affiliate (b)	$18,721	$18,502
Accrued other:
Accrued audit fees (c)	$11,750	$11,750
Accrued administrative and accounting expenses	430	-
	$12,180	$11,750

(a)	The Company utilizes the services of J.P. Morgan Investment Management, Inc. as its investment advisor and J.P. Morgan Chase Bank N.A. as its custodian for its investments. The annual advisory fee is .28 of one percent and the custody fee is .02 of one percent of the net assets under management. The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

(b)	For the years ending April 30, 2016 and 2015, the Company incurred legal fees of approximately $84,000 and $83,000, respectively, for professional fees paid to the law firm of which an officer of the Company is a member.

(c)	For the years ending April 30, 2016 and 2015, the Company incurred audit fees of approximately $47,000 each year.

Contents
Tridan Corp.
Notes to Financial Statements
April 30, 2016 and 2015

4.	Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $2,286,000 and $2,880,000, respectively, for the year ended April 30, 2016, and $4,530,000 and $3,665,000, respectively, for the year ended April 30, 2015.

The U.S. Federal income tax basis (aggregate cost) of the Company’s investments, at April 30, 2016 and 2015, was approximately $35,061,000 and $36,119,000, respectively, and net unrealized appreciation, at April 30, 2016 and 2015, for U.S. Federal income tax purposes was approximately $2,382,000 and $2,116,000, respectively (gross unrealized appreciation of approximately $2,389,000 and $2,219,000, respectively; gross unrealized depreciation of approximately $7,000 and $103,000, respectively).

5.	Common Stock, Share Redemption Plan and Net Asset Values

At April 30, 2016 and 2015, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan applicable to 28,179 shares and 30,432 shares, respectively, of outstanding common stock, at April 30, 2016 and 2015.  The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death.  Shares are redeemed at the net asset value per share, based on fair value, as of the end of the Company's fiscal quarter in which the request for redemption is received.  At April 30, 2016 and 2015, 108,138.8113 shares ($1,284,587) and 105,885.9418 shares ($1,256,381), respectively, have been redeemed under this plan.

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period.

The net asset values per share and the shares outstanding are as follows:

	April 30,
	2016	2015

Net asset value	$12.60	$12.52
Shares outstanding at:
April 30, 2016	3,090,961.1887
April 30, 2015	3,093,214.0582

Contents
Tridan Corp.
Notes to Financial Statements
April 30, 2016 and 2015

6.	Distributions

During the years ended April 30, 2016, 2015 and 2014, distributions of $773,215 ($.25 per share), $804,347 ($.26 per share) and $1,021,376 ($.33 per share), respectively, were declared and paid to shareholders, substantially all of which were exempt from Federal income taxes.

The tax character of distributions paid during the years ending April 30, 2016, 2015 and 2014 is as follows:

	2016	2015	2014
Distributions paid from investment income:
Tax-exempt investment income, net	$773,215	$785,471	$829,832
Capital gains	-	18,876	191,544
	$773,215	$804,347	$1,021,376

As of April 30, 2016, 2015 and 2014, the components of distributable earnings on a tax basis are as follows:

	2016	2015	2014

Over-distributed tax-exempt investment income, net	$(15,895)	$(5,472)	$(25,921)
Over-distributed taxable investment income	-	-	-
Undistributed capital gains (losses)	(10,267)	(4,252)	-
Unrealized appreciation of investments, net	2,382,026	2,115,736	2,239,911
	$2,355,864	$2,106,012	$2,213,990

Capital loss carryforwards as of April 30, 2016 and 2015 were $10,267 and $4,252, respectively. The Company had no capital reclassification related to permanent book/tax differences for years ending April 30, 2016, 2015 and 2014.  There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the years ended April 30, 2016 and 2015.

Contents
Tridan Corp.
Notes to Financial Statements
April 30, 2016 and 2015

7.	Financial Highlights

Selected per share data and ratios are as follows:

	For the Years Ended April 30,
	2016	2015	2014	2013	2012
Per share operating performance:
(For a share of common stock outstanding throughout the year):

Net asset value, beginning of year	$12.52	$12.56	$12.88	$12.89	$12.33

Income from investment operations:
Net investment income	.25	.26	.26	.28	.31
Net realized and unrealized gain (loss) on investments	.08	(.04)	(.26)	(.01)	.55
Total from investment operations	.33	.22	-	.27	.86
Less distributions:
Dividends (from net investment income)	(.25)	(.25)	(.27)	(.28)	(.30)
Capital gains	(.00)	(.01)	(.06)	(.00)	(.00)
Total distributions	(.25)	(.26)	(.33)	(.28)	(.30)
Net asset value - end of year	$12.60	$12.52	$12.56	$12.88	$12.89
Per share market value - end of year	$12.60	$12.52	$12.56	$12.88	$12.89
*Total investment return	2.64%	1.75%	0.00%	2.1%	6.97%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$38,952	$38,730	$39,843	$39,884	$39,976
Ratio of expenses to average net assets	1.06%	1.06%	1.05%	1.04%	1.01%
Ratio of net investment income to average net assets	1.96%	2.08%	2.06%	2.20%	2.43%
Portfolio turnover rate	5.91%	9.41%	12.41%	4.87%	12.16%
Average (simple) number of shares outstanding (in thousands)	3,092	3,093	3,095	3,099	3,102

* Total investment return is calculated by dividing the change in market value of a share of common stock during the year, assuming the reinvestment of dividends on the payment date, by the per share market value at the beginning of the year and has been recalculated for all prior periods presented.